UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

Onto Innovation Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39110	94-2276314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road
Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 253-6200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 17, 2025, Onto Innovation Inc. (the “Company”) completed the previously announced acquisition of Semilab USA LLC (“Semilab USA”), pursuant to the Equity Purchase Agreement (the “Purchase Agreement”), dated as of June 27, 2025, by and among the Company, Semilab International Zrt. (the “Seller”), Semilab Zrt. and Semilab USA, as amended by the Amendment to Equity Purchase Agreement, dated October 9, 2025.

As previously disclosed, pursuant the Purchase Agreement, the Company acquired all of the outstanding membership interests of Semilab USA from the Seller for $432,310,000 in cash (subject to certain customary purchase price adjustments) and 641,771 shares of the Company’s common stock, par value $0.001 per share (the foregoing transactions, the “Semilab USA Acquisition”).

The foregoing description of the Purchase Agreement is qualified entirely by reference to the full text of the Purchase Agreement and the amendment thereto, copies of which are filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2025 and Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 10, 2025, respectively, both incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

As described in Item 2.01, the Company issued 641,771 shares of Common Stock to the Seller pursuant to the Purchase Agreement. The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Seller has represented that it is an “accredited investor” as defined in Rule 501 under the Securities Act and that the Common Stock is being acquired for investment purposes and not with a view toward or for sale in connection with any distribution thereof.

Item 7.01. Regulation FD Disclosure

On November 17, 2025, the Company issued a press release announcing the closing of the Semilab USA Acquisition and updating its guidance for the fourth quarter of fiscal year 2025. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this report by reference. The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall be deemed furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*

Equity Purchase Agreement, dated as of June 27, 2025, by and among Onto Innovation Inc., Semilab USA LLC, Semilab International Zrt. and Semilab Zrt. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on June 30, 2025).

2.2*

Amendment to Equity Purchase Agreement, dated as of October 9, 2025, by and among Onto Innovation Inc., Semilab USA LLC, Semilab International Zrt. and Semilab Zrt. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on October 10, 2025).

99.1	Press Release, dated November 17, 2025
104	Cover Page Interaction Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include statements relating to the Company’s business momentum and future growth; the benefit to customers and the capabilities of the Company’s products and customer service; the Company’s ability to both deliver products and services consistent with our customers’ demands and expectations and strengthen its market position, the Company’s beliefs about market opportunities, the benefits of the Semilab USA Acquisition to the Company, its stockholders and its customers, as well as other matters that are not purely historical data. The Company wishes to take advantage of the “safe harbor” provided for by the Act and cautions investors not to place undue reliance on any forward-looking statements and that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond the Company’s control. Such factors include, but are not limited to, unexpected costs, charges, or expenses resulting from the Semilab USA Acquisition; failure to realize the anticipated benefits of the Semilab USA Acquisition, including as a result of delay in completing the Semilab USA Acquisition or integrating the acquired business with the business of the Company; difficulties and delays in achieving revenue and cost synergies anticipated to be realized from the Semilab USA Acquisition; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes; risks related to disruption of management time from ongoing business operations due to the Semilab USA Acquisition; the risk that the Semilab USA Acquisition and its announcement could have an adverse effect on the ability of the Company or the acquired business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders, strategic partners and other business relationships and on their operating results and business generally; the Company’s ability to deploy its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; its ability to adequately protect its intellectual property rights and maintain data security; its ability to effectively maneuver global trade issues and changes in trade and export license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by the Company are available in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on the Company’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance or achievements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K, except as required by law. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K should be deemed to constitute an update or re-affirmation of these statements as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onto Innovation Inc.

Date:	November 17, 2025	By:	/s/ Yoon Ah Oh
Senior Vice President, General Counsel & Corporate Secretary